UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-05984

                             The New Ireland Fund, Inc.

(Exact name of registrant as specified in charter)

BNY Mellon Investment Servicing (US) Inc.

One Boston Place, 34th Floor

                             Boston, MA 02108

(Address of principal executive offices) (Zip code)

BNY Mellon Investment Servicing (US) Inc.

One Boston Place, 34th Floor

                         Boston, MA 02108

(Name and address of agent for service)

Registrant’s telephone number, including area code: 508 871 8500

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

October 31, 2015

Managed Distribution Policy: The Board of Directors (the “Board”) of The New Ireland Fund, Inc. (the “Fund”) has authorized a managed distribution policy to pay quarterly distributions at an annual rate, set once a year, that is a percentage of the Fund’s net asset value (“NAV”) at its most recent fiscal year end. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s managed distribution policy exemptive order. The Board may amend or terminate the managed distribution policy at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the managed distribution policy. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s managed distribution policy.

Distribution Disclosure Classification: The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and the character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which the Fund’s assets are denominated, and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

The distributions for the fiscal year ended October 31, 2015 consisted of 100% net realized long-term capital gains.

In early 2016, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2015 calendar year.

Cover Photograph - “The International Financial Services Center, Dublin”

Provided courtesy of Tourism Ireland

Letter to Shareholders

Dear Shareholder,

We are pleased to provide the Annual Report for The New Ireland Fund, Inc. (the “Fund”) for the fiscal year ended October 31, 2015.

This year has been a positive year for Irish equities. For the 12 months ended October 31, 2015, the Fund’s NAV returned 25.1%, ahead of both the comparable MSCI Ireland All Capped Index (“MSCI Index”) and the broad Irish Stock Market Index (“ISEQ”), which returned 22.5% and 22.3% respectively.

When compared to the Euro Stoxx 50 Index, the MSCI Index outperformed by 24.2% over the last 12 months in local currency terms. Compared to the S&P 500 Index, the MSCI Index outperformed by 32.5% over 12 months in local currency terms. A significant feature of returns over the 12 month period, however, was the strength of the US Dollar which dampened returns to the US investor by approximately 15%.

There were several factors driving the strong performance of Ireland’s equity market. The Irish economy has been growing very strongly, with GDP growth in the year to September 30, 2015 of 6.5% — far above that of the rest of the eurozone economy, which was 1.6% over the same period. This strong growth has been accompanied by falling levels of private sector debt, a rapidly declining fiscal deficit and an unemployment rate of 8.9% which is below the eurozone average of 10.7%. Market confidence is shown by the low government bond yield (just 1.2% at the time of writing in mid-December) relative to historic levels.

Ireland remains an attractive location in which to do business, with a well educated workforce, a generally pro-business set of government policies, a low corporation tax rate, and tariff-free access to eurozone markets. The weakness of the euro helped exporters, while a very loose monetary policy from the European Central Bank also helped liquidity and kept financing costs low.

We are pleased to inform you that in addition to the strong underlying stock return during the year, the Managed Distribution Policy remains in place to provide a steady and sustainable quarterly cash distribution to shareholders. In December 2015, the Board of Directors (the “Board”) set the annual distribution rate, which is reviewed once a year, at 8%.

In addition, on December 15, 2015, the Board declared a special stock/partial cash election distribution, in the amount of $0.9710 per share. This distribution will be payable on January 29, 2016 to shareholders of record at the close of business on December 29, 2015. The distribution consists wholly of long-term capital gains. The Board has determined that while this distribution will be paid in shares of the Fund’s common stock, shareholders may request that their distributions be paid in cash in lieu of common stock. Such requests must be for the entire distribution payable to the shareholder. The aggregate amount of cash distributions to all shareholders will be limited to 20% of the aggregate dollar amount of the total distribution. If the cash distribution requests exceed this limit, the Fund will pro-rate the cash distribution among all shareholders who have made such request, based on the amounts requested. Shareholders who request receipt of a cash distribution and do not receive 100% of their distribution in cash will receive the balance in common stock.

Our detailed comments regarding the Irish economy, market and Fund performance follows in our Management Discussion and Analysis. Please do not hesitate to let us know if you have questions or concerns. We would encourage you to visit our website at www.newirelandfund.com for daily price information, fund documents as well as investment updates. We thank you for investing with us and we look forward to our continued relationship.

Sincerely,

Margaret Duffy	Sean Hawkshaw
Chair of the Board	Director & President
December 18, 2015	December 18, 2015

Important Information Concerning Management Discussion and Performance and Analysis

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of October 31, 2015. The views expressed in the Management Discussion and Analysis section (the “MD&A”) are those of the Fund’s portfolio manager and are subject to change without notice. They do not necessarily represent the views of Kleinwort Benson Investors International Ltd. The MD&A contains some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results.

Management Discussion and Analysis (as of October 31, 2015)

Over the most recent fiscal quarter, the Fund’s net asset value (“NAV”) increased slightly by 1.1% in U.S. Dollar terms* to $16.31, as compared to the MSCI Index which returned -2.3% and the broad Irish Stock Market Index (“ISEQ”), which returned -0.5% over the period. For the 12 months ended October 31, 2105, the Fund’s NAV returned 25.1%, ahead of both the comparable MSCI Index return of 22.5%, and the ISEQ return of 22.3%.

Irish Economic Review

The Irish economy continues to grow strongly. GDP growth is now forecast at about 6% for this year (with upside risk), and at about 5% in 2016. For reasons outlined in previous reports (e.g. aircraft leasing activity, profit repatriations by multi-national corporations, expiry of key pharmaceutical patents, contract manufacturing), GDP/GNP statistics are not a particularly good measure of short-term economic activity in Ireland, and tend to be highly volatile. But a range of other indicators also indicate that the economy is growing at a very solid rate.

Retail sales are growing solidly with growth rates, in year-on-year terms, of between 4% and 12% for the first nine months of the year in volume terms (i.e. excluding the impact of inflation). The growth rate is lower if new auto sales are excluded, but nonetheless it is an indication of the strong recovery of the consumer sector. Consumer confidence has shown a broadly similar positive pattern, improving from an index level of about 50 in early 2013 to around 100 now. There are presumably many factors behind this surge, with the substantial

*	All returns are in USD unless stated otherwise.

decline in unemployment, and the end (and partial reversal) of fiscal austerity being important factors. Business confidence, as measured by the Purchasing Manager Index (PMI) for the manufacturing sector, has, like many other economic indicators, been consistently positive in recent months. The index has remained over the crucial 50 level since May 2013, indicating an expansion of manufacturing activity in each month since then.

There continues to be a steady trend downwards in unemployment, as measured by the “live register”. The number of unemployed on this measure has fallen from a peak of 449,000 in August of 2011 to 337,000 in September of this year. The unemployment rate has also declined and stands at a (still high) level of 9.4% (September data), down from a peak of 14.9%. Ireland’s unemployment rate is now substantially below the eurozone average. Separate employment statistics confirm the improved conditions, with employment rising by 3.0% in the year to Q2 (the last available data point). The detail of the employment statistics is encouraging, with most new jobs being full-time/permanent rather than temporary.

The headline rate of inflation has been very low in recent months. In early 2013 the rate stood at 1.2%, but it has been negative in every month so far in 2015. In September the rate stood at -0.3%. The Harmonized inflation rate (the common measure of inflation used by all EU countries, which among other things excludes the impact of mortgage interest rates) was slightly higher, at zero. The Central Bank of Ireland is forecasting a somewhat higher rate of 1.5% for 2016, as lower energy prices fall out of the year-on-year comparison, and the weakness of the euro pushes up imported goods prices.

Credit to households and non-financial corporations continued to contract on a monthly and on an annual basis, as repayments exceeded new lending. The annual rate of change in loans to households was -2.7% in September, which is obviously weak although it does represent a mild improvement relative to earlier months. Lending to the non-financial corporate sector declined by 6.2% over the same period - a slight decline in the rate of fall during the quarter. These numbers show that while a genuine economic expansion is underway, it is certainly not being fueled by credit growth.

The government deficit was just under €8.2bn in 2014, while the “General Government Balance”, a standardized EU measure of the deficit, was 4.1% of GDP, down significantly from the 5.7% deficit for 2013. For 2015, a deficit of about 1.8% of GDP is expected, falling to about 1% in 2016 (well below the deficits seen in most large developed economies). The debt/GDP ratio is estimated to have peaked in 2013, at about 123%, and this should fall to about 97% at the end of this year - though this actually overstates the real level of indebtedness as it excludes very large cash balances.

This progress has been received very well by the financial markets, where Ireland has been able to raise funds at very low rates. Indeed, Ireland’s 10 year bond yield, at just 1.1% at the time of writing, is at an exceptionally low level and remains (as noted before) well below that of the US. All three main ratings agencies now judge Ireland’s debt to be investment grade, and two of the three assign an “A” grade to Ireland - at least four notches above the minimum for investment grade status. We also expect the third agency, Moody’s, to upgrade its rating in the months ahead.

The question of “Brexit” (a British exit from the European Union) is now firmly on the agenda in the U.K. in the wake of legislation for an “In/Out” referendum on membership by 2017 at the latest. While it is a very significant issue for the U.K., it also matters to the Irish economy. The U.K. remains Ireland’s largest trading partner (and many exports and imports to/from other countries cross the U.K. en route to Continental Europe), and the U.K. and Ireland share a long land border which currently has no border controls. Much depends not just on the outcome of the referendum (which according to current polls will be a close call), but on the status of the U.K. if it leaves the European Union. Will the U.K. continue to have customs-free access to European markets (and vice versa)? If so, the impact on the Irish economy will be very limited and conceivably even a net positive if it leads to financial institutions and other companies re-locating from the U.K. to Ireland, in order to maintain a presence within the EU for regulatory or other reasons. If not, there could be significant disruption to trade flows and a substantial negative impact on the Irish economy.

For 2016, the Central Bank of Ireland is forecasting GDP growth of +4.7% reflecting the strong outlook for both capital investment (+13.2%) and consumer spending (+2.5%). The strong growth stems from a bounce back in consumer and business sentiment, the end of fiscal austerity policies and some give-back in terms of modest tax cuts, reasonable growth in most trading partners (especially the U.S. and U.K.), and the improvement in the banking system. The primary risk to growth is external, as domestic conditions look favorable. Looking ahead, political risk is high as a general election is due in early 2016, and opinion polls show that far-left and radical parties may do very well in those elections, though they are still very unlikely to win an outright majority. Nonetheless, growth momentum is strong and likely to remain so for some time.

Equity Market Review

Although many equity markets saw negative returns for the most recent quarter, over the 12 month period, most global equity markets posted strong positive returns, particularly in local currency terms.

	Quarter Ended October 31, 2015		Year Ended October 31, 2015

Market	Local	USD$	Local	USD$
Irish Equities (ISEQ)	-0.5%	-0.5%	38.7%	22.3%
MSCI All Ireland Capped Index *	-2.1%	-2.2%	37.7%	22.5%

Dow Jones Eurostoxx 50	-4.7%	-4.8%	13.5%	0.1%
US equities (S&P 500)	-0.6%	-0.6%	5.2%	5.2%
US Equities (NASDAQ)	-1.2%	-1.2%	10.4%	10.4%
UK Equities (FTSE 100)	-3.9%	-4.9%	0.8%	-2.7%
Japanese Equities (Topix)	-5.4%	-2.9%	19.1%	10.6%

German Equities (DAX)	-4.1%	-4.1%	16.3%	2.6%
French Equities (CAC 40)	-3.4%	-3.4%	19.4%	5.3%
Dutch Equities (AEX)	-5.8%	-5.8%	16.0%	2.3%

*	Note-Indices are total gross return
*	Source: Datastream

There was no pronounced style or sectoral patterns evident in the Irish market over the quarter and strength generally was on a stock specific story basis. The more defensive orientated names generally performed better with industrial cyclical stocks performing worst. Paddy Power was a standout on the quarter driven in a large part by its proposed merger with UK on-line competitor Betfair. Other notable winners were Irish Continental Group helped by a strong underlying economy and lower oil prices and similar dynamics helped Ryanair once again. On the negative side, Independent News & Media, Bank of Ireland and CRH all lost some price momentum during the quarter. Food stocks fell with concerns on the poorer outlook for agricultural commodities and farm incomes.

Major Fund stock capital moves over the 12 months to October 31, 2015 (in U.S. terms)

Strongest		Weakest
Paddy Power PLC	62.5%	CPL Resources PLC	-19.8%
Ryanair Holdings PLC	62.1%	Greencore Group	-5.5%
Irish Continental Group PLC	60.8%	Bank Of Ireland	-4.5%
Kingspan Group	57.0%	Grafton Group	3.9%
Smurfit Kappa PLC	41.9%	Independent News & Media plc	5.2%

Highlights regarding some of the significant contributors to the Fund’s performance over the 12 month period are detailed below:

Paddy Power PLC: Following on from a very strong first half performance, trading during the second half of the year has been in line with the company’s expectations. While sports results in the period were unfavorable across the sector, for Paddy Power this has been offset by strong underlying growth and the company is forecasting full year 2015 reported operating profit to be a mid to high single digit percentage increase above 2014. A significant driver of the company’s recent performance is its proposed merger with UK on-line competitor Betfair. The possible merger would create one of the world’s largest public online betting and gaming companies by revenue with enlarged scale, capability and distinctive and complementary brands. The combination has compelling strategic logic and represents an attractive opportunity for both companies to enhance their position in online betting and gaming and to deliver synergies, customer benefits and shareholder value.

Ryanair Holdings PLC: Ryanair, the Fund’s largest holding continues to perform strongly, announcing record passenger number growth figures, new routes and excellent trading results. It continues to deliver excellent results, most recently announcing half year profits up 37%. The company also announced it had received a significant cash boost from the disposal of its shares in Aer Lingus to IAG Group. Ryanair has enjoyed a bumper summer due to a rare confluence of favorable events including stronger sterling, adverse weather in northern Europe, reasonably flat industry capacity and further savings on its unhedged fuel. The “new look” brand image change of recent years, the objective of which was to improve service, load factors and “yield” per customer, continues to bear fruit.

Irish Continental Group PLC: Following on from the announcement in 2014 of the addition of a new ship to its fleet that will increase passenger capacity on the Dublin-Holyhead route, in Q4 2015 the company announced that it has entered into agreements for the purchase of four lift on/lift off (LO-LO) container vessels for a total consideration of €24.2 million. This was taken as a positive sign by management re the outlook for its business activity. The significant drop in energy prices also benefits the company although this was partially offset by the stronger dollar over the year, and the amendment of marine environmental regulations requiring the Group to consume more expensive fuel grades.

Kingspan Group PLC: Kingspan is the global leader in high performance insulation and building envelope solutions. Group drivers include increasing trends towards energy efficiency and modern methods of construction. The company recently announced strong interim results for the nine months ended September 30, 2015. Kingspan has announced further acquisitions over recent quarters in Belgium and Canada, which will provide the company with strong channels for future growth in market penetration. Integration of both the Joris Ide and VicWest businesses remains fully on track. Profitability has benefitted from strong operating leverage, and has been further complemented by unusually favorable exchange rates and a positive input cost environment.

Smurfit Kappa Group PLC: Overall, approximately 60% of Smurfit Kappa’s revenue is exposed to the fast moving consumer goods market, which offers a relatively stable volume backdrop for the company. The company announced a paper price increase which took effect in late 2014 and has re-financed its balance sheet debt, both of which were positively received by the market. The company was able to pass on further price increases during the summer of 2015. Smurfit continues to deploy capital to grow its business through internal investment and acquisitions, and recently acquired Sound Packaging in the US which it believes will be an earnings value enhancing opportunity. A feature of their most recent results announcement was a considerable ‘hike’ in their dividend payment.

Market Outlook

The third calendar quarter of 2015 was a testing quarter for stock markets with growing uncertainty about a China slowdown and the timing of a Fed interest rate rise chief amongst concerns. Emerging markets, industrial sectors and commodities were the worst affected. Global industrial production has been weak thus far in 2015, dragged down by developed markets during the first half and China over the most recent quarter. Markets have therefore become extremely nervous with headlines dominated by talk of recession and deflation. Of course, there is nothing new about a slow growth world as this is why global central banks have been aggressively pumping the global financial system with liquidity since the global financial crisis with the goal to regenerate growth and inflation. In many ways, Ireland has acted as an ‘oasis’ in this particular desert over recent quarters with its own strong growth dynamic. As a small open economy, the Irish economy ultimately needs reassurance from the global economy. To challenge the current market concerns, we caution that low inflation does not mean deflation and low growth does not mean recession.

At this juncture, in our view, the markets are lacking confidence and are in a ‘glass half-empty’ mentality. By contrast, we have a more positive outlook into coming quarters based on our opinion of:

•	A stabilization in the Chinese economy.

•	A pickup in global industrial economy.

•	A stabilization in commodity prices.

•	A more confident outlook on the U.S. economy and clarity re Fed interest rate rises.

•	Ex-U.S., a continued green light for extended monetary stimulus by other central banks.

•	Finally, sentiment is very poor and investor risk aversion high. A turn in sentiment is very important.

For China, which is the number one concern right now, we expect to see lower economic growth levels (by Chinese standards) of perhaps 6-7% GDP growth. The recent efforts of the authorities to support growth via monetary and fiscal actions should be successful in stabilizing the economy and industrial production. We do expect to see the economy stabilize and we do not expect the Chinese economy to hard land as many (and many stock prices today) fear. This of course should reassure markets.

Growth in the U.S. and Europe remains reasonably solid (especially in the U.S.), which we expect will lead the U.S. Federal Reserve to raise its key interest rate over coming months, in the absence of a major shock to the economy. In Europe, there is a strong possibility, we believe, that the ECB may announce an extension of the duration of their QE program.

For the global and Irish equity markets, we believe that the corporate sector is in good health, with plenty of cash on balance sheets and relatively little debt. A key driver for markets will be continued positive earnings growth over the next few quarters. We expect an increase in merger and acquisition activity, but also a focus on dividend growth and other ways of returning cash to shareholders. During the Fund’s fiscal year, we have already seen two take-over’s in the portfolio (Aer Lingus and Dragon Oil) and an increasing amount of acquisition activity by portfolio companies (CRH, Kingspan, Grafton, Kerry Group to highlight a few).

In conclusion, we remain positive on the outlook in contrast to the current bearish and arguably consensus outlook. Despite the current and predominantly economic uncertainties we believe the equity market will generate nice positive returns over the next 12-18 months with ample room for active stock picking.

For the portfolio, we remain confident and envisage no radical changes in the structure of the portfolio. The portfolio continues to build from the bottom up on a stock by stock basis and we continue to favor stocks with strong cash flows, attractive balance sheets and strong and well managed businesses.

Noel O’Halloran,

Chief Investment Officer,

Kleinwort Benson Investors International Limited

Investment Summary (unaudited)

Total Return (%)

	Market Value (a)		Net Asset Value (a)
	Cumulative	Average Annual	Cumulative	Average Annual
One Year	20.66	20.66	25.09	25.09
Three Year	72.04	19.82	89.99	23.85
Five Year	136.31	18.77	139.60	19.10
Ten Year	64.13	5.08	77.44	5.90

Per Share Information and Returns

	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
Net Asset Value ($)	32.55	30.95	10.18	8.20	7.70	8.45	9.59	14.24	14.17	16.31
Income Dividends ($)	(0.16)	(0.24)	(0.36)	(0.33)	—	(0.06)	(0.02)	—	(0.07)	—
Capital Gain
Distributions ($)	(1.77)	(2.40)	(4.86)	(2.76)	—	—	—	—	(0.30)	(1.13)
Total Net Asset Value Return (%) (a)	45.97	2.88	-58.62	26.91	-6.10	10.69	13.82	48.49	2.39	25.09

Notes

(a)	Total Market Value returns reflect changes in share market prices and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Dividend Reinvestment and Cash Purchase Plan (the “Plan”). Total Net Asset Value returns reflect changes in share net asset value and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Plan. For more information with regard to the Plan, see page 25.

Past results are not necessarily indicative of future performance of the Fund.

Portfolio by Market Sector as of October 31, 2015

(Percentage of Net Assets)

Top 10 Holdings by Issuer as of October 31, 2015

Holding	Sector	% of Net Assets
Ryanair Holdings PLC	Transportation	22.55%
CRH PLC	Construction and Building Materials	18.10%
Paddy Power PLC	Leisure and Hotels	8.02%
Kerry Group PLC, Series A	Food and Beverages	4.93%
Kingspan Group PLC	Construction and Building Materials	4.85%
Smurfit Kappa Group PLC	Forest Products and Paper	4.72%
Bank of Ireland (The)	Financial	4.35%
Applegreen PLC	Retail	3.88%
Irish Continental Group PLC - UTS	Transportation	3.54%
One Fifty One PLC	Industrials	3.05%

The New Ireland Fund, Inc.

Portfolio Holdings

October 31, 2015	Shares	Value (U.S.) (Note A)

COMMON STOCKS (95.65%)
COMMON STOCKS OF IRISH COMPANIES (92.87%)

Agricultural Operations (0.30%)
Origin Enterprises PLC	32,506	$245,251

Business Support Services (1.35%)
CPL Resources PLC	170,135	1,108,661

Construction and Building Materials (24.64%)
CRH PLC	541,210	14,862,560
Grafton Group PLC-UTS	133,056	1,385,015
Kingspan Group PLC	163,776	3,985,579

		20,233,154

Consumer Staples (1.46%)
Greencore Group PLC	257,223	1,199,712

Financial (4.82%)
Bank of Ireland (The)*	9,531,374	3,569,290
Green, REIT, PLC	223,019	388,016

		3,957,306

Food and Beverages (8.64%)
Glanbia PLC	114,883	2,238,623
Kerry Group PLC, Series A	49,519	4,045,170
Total Produce PLC	527,588	807,182

		7,090,975

Forest Products and Paper (4.72%)
Smurfit Kappa Group PLC	135,322	3,876,123

Healthcare (0.94%)
Malin Corp PLC*	65,582	767,922

Industrials (4.59%)
DCC PLC	15,787	1,269,055
One Fifty One PLC*	1,258,643	2,502,659

		3,771,714

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Portfolio Holdings (continued)

October 31, 2015	Shares	Value (U.S.) (Note A)

COMMON STOCKS (continued)

Leisure and Hotels (10.97%)
Dalata Hotel Group PLC*	483,913	$2,416,197
Paddy Power PLC	56,685	6,587,347

		9,003,544

Media (0.46%)
Independent News & Media PLC*	2,052,136	378,573

Retail (3.88%)
Applegreen PLC*	600,962	3,186,507

Transportation (26.10%)
Irish Continental Group PLC-UTS	532,071	2,909,387
Ryanair Holdings PLC	833,398	12,428,338
Ryanair Holdings PLC-Sponsored ADR	77,834	6,085,860

		21,423,585

TOTAL COMMON STOCKS OF IRISH COMPANIES (Cost $52,564,950)		76,243,027

COMMON STOCKS OF UNITED KINGDOM COMPANIES (2.78%)

Leisure and Hotels (2.78%)
Hostelworld Group PLC*	750,000	2,286,636

TOTAL COMMON STOCKS OF UNITED KINGDOM COMPANIES (Cost $2,124,577)		2,286,636

TOTAL COMMON STOCKS (Cost $54,689,527)		$78,529,663

TOTAL INVESTMENTS (95.65%) (Cost $54,689,527)		78,529,663
OTHER ASSETS AND LIABILITIES (4.35%)		3,570,634

NET ASSETS (100.00%)		$82,100,297

*		Non-income producing security.
ADR	–	American Depositary Receipt traded in U.S. dollars.
UTS	–	Units

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statement of Assets and Liabilities

October 31, 2015

ASSETS:
Investments at value (Cost $54,689,527) See accompanying schedule	U.S.	$78,529,663
Cash		830,474
Foreign currency (Cost $3,722,830)		3,689,907
Dividends receivable		914,548
Receivable for investment securities sold		198,748
Prepaid expenses		247,618

Total Assets	U.S.	$84,410,958

LIABILITIES:
Payable for investments purchased	U.S.	$2,120,939
Investment advisory fee payable (Note B)		43,455
Accrued legal fees payable		42,819
Accrued audit fees payable		42,597
Printing fees payable		31,429
Directors’ fees and expenses		13,850
Administration fee payable (Note B)		10,667
Accrued expenses and other payables		4,905

Total Liabilities		2,310,661

NET ASSETS	U.S.	$82,100,297

AT OCTOBER 31, 2015 NET ASSETS CONSISTED OF:
Common Stock, U.S. $.01 Par Value - Authorized 20,000,000 Shares Issued and Outstanding 5,035,192 Shares	U.S.	$50,352
Additional Paid-in Capital		51,753,753
Undistributed Net Investment Income		808,577
Accumulated Net Realized Gain		5,712,311
Net Unrealized Appreciation of Securities, Foreign Currency and Net Other Assets		23,775,304

TOTAL NET ASSETS	U.S.	$82,100,297

NET ASSET VALUE PER SHARE (Applicable to 5,035,192 outstanding shares) (authorized 20,000,000 shares)
(U.S. $82,100,297 ÷ 5,035,192)	U.S.	$16.31

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statement of Operations

			For the Year Ended October 31, 2015

INVESTMENT INCOME
Dividends			U.S.	$2,379,242
Less: foreign taxes withheld				(29,658)

TOTAL INVESTMENT INCOME				2,349,584

EXPENSES
Investment advisory fee (Note B)	U.S.	$493,605
Directors’ fees		190,344
Administration fee (Note B)		128,000
Legal fees		106,266
Compliance fees		68,381
Printing and mailing expenses		64,828
Insurance premiums		50,000
Audit fees		42,597
Custodian fees (Note B)		31,925
NYSE Listing fee		25,000
Transfer agent fees		20,008
Other		91,703

TOTAL EXPENSES				1,312,657

NET INVESTMENT INCOME			U.S.	$1,036,927

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
Realized gain/(loss) on:
Securities transactions		10,171,861
Foreign currency transactions		(165,356)

Net realized gain on investments and foreign currency during the year				10,006,505

Net change in unrealized appreciation/(depreciation) of:
Securities		5,450,257
Foreign currency and net other assets		(42,251)

Net unrealized appreciation of investments and foreign currency during the year				5,408,006

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY				15,414,511

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS			U.S.	$16,451,438

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statements of Changes in Net Assets

		Year Ended October 31, 2015		Year Ended October 31, 2014

Net investment income/(loss)	U.S.	$1,036,927	U.S.	$(201,075)
Net realized gain on investments and foreign currency transactions		10,006,505		9,146,296
Net unrealized appreciation/(depreciation) of investments, foreign currency holdings and net other assets		5,408,006		(7,407,281)

Net increase in net assets resulting from operations		16,451,438		1,537,940

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income		—		(352,403)
Net realized gains		(5,708,498)		(1,522,893)

Total distributions		(5,708,498)		(1,875,296)

CAPITAL SHARE TRANSACTIONS:
Value of 0 and 870 shares issued, respectively, to shareholders in connection with a stock distribution (Note E)		—		11,092

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS		—		11,092

Total Increase/(decrease) in net assets		10,742,940		(326,264)

NET ASSETS
Beginning of year		71,357,357		71,683,621

End of year (Including accumulated/undistributed net investment income/(loss) of $808,577 and $(96,780), respectively)	U.S.	$82,100,297	U.S.	$71,357,357

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Financial Highlights (For a Fund share outstanding throughout each period)

		Year Ended October 31,
		2015	2014	2013		2012	2011

Operating Performance:
Net Asset Value, Beginning of Year	U.S.	$14.17	$14.24	$9.59		$8.45	$7.70

Net Investment Income/(Loss)		0.21	(0.04)	0.11		(0.04)	0.01
Net Realized and Unrealized Gain/(Loss) on Investments		3.06	0.34	4.51		1.11	0.76

Net Increase/(Decrease) in Net Assets Resulting from Investment Operations		3.27	0.30	4.62		1.07	0.77

Distributions to Shareholders from:
Net Investment Income		—	(0.07)	—		(0.02)	(0.06)
Net Realized Gains		(1.13)	(0.30)	—		—	—

Total from Distributions		(1.13)	(0.37)	—		(0.02)	(0.06)

Anti-Dilutive/(Dilutive) Impact of Capital Share Transactions		—	—	0.03	(a)	0.09 (b)	0.04 (c)

Net Asset Value, End of Year	U.S.	$16.31	$14.17	$14.24		$9.59	$8.45

Share Price, End of Year	U.S.	$13.60	$12.25	$12.40		$8.84	$7.61

Total NAV Investment Return (d)		25.09%	2.39%	48.49%		13.82%	10.69%

Total Market Investment Return (e)		20.66%	1.65%	40.27%		16.50%	17.91%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Year (000’s)	U.S.	$82,100	$71,357	$71,684		$49,468	$54,066
Ratio of Net Investment Income/(Loss) to Average Net Assets		1.33%	(0.26)%	0.95%		(0.39)%	0.15%
Ratio of Operating Expenses to Average Net Assets		1.68%	1.68%	2.05%		2.66%	2.22%
Portfolio Turnover Rate		47%	29%	35%		21%	23%

(a)	Amount represents $0.03 per share impact for shares repurchased by the Fund under the Share Repurchase Program.
(b)	Amount represents $0.09 per share repurchased by the Fund. $0.09 per share impact represents $0.06 for shares repurchased under the Share Repurchase Program and $0.03 per share impact related to the Tender Offer, which was completed in June, 2012.
(c)	Amount represents $0.04 per share impact for shares repurchased by the Fund under the Share Repurchase Program.
(d)	Based on share net asset value and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
(e)	Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Notes to Financial Statements

The New Ireland Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investment primarily in equity securities of Irish companies. The Fund is designed for U.S. and other investors who wish to participate in the Irish securities markets. In order to take advantage of significant changes that have occurred in the Irish economy and to advance the Fund’s investment objective, the investment strategy now has a bias towards Ireland’s growth companies.

Under normal circumstances, the Fund invests at least 80% of its total assets in Irish equity and fixed income securities. At least 65% of the Fund’s total assets will be invested in equity securities of issuers organized under the laws of Ireland (“Irish Companies”). Accordingly, the Fund’s assets invested in equity securities of Irish Companies may include investments in Companies that are organized in Ireland, but have limited business activities in Ireland. The remaining 20% of the Fund’s assets may be invested in other types of securities, including equity and debt securities of issuers from throughout the world regardless of whether such issuers are or may be affected by developments in the Irish economy or Ireland’s international economic relations. The Fund may invest up to 25% of its assets in equity securities that are not listed on any securities exchange.

To the extent the Fund invests in Irish Companies that have limited business activities in Ireland, or in non-Irish companies that have no economic ties to Ireland, its performance may diverge, perhaps materially, from the performance of the Irish economy and securities markets, and the Fund may be exposed to the risks of countries in which these companies are located or have their principal business activities.

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Amendments to the Scope, Measurements, and Disclosure Requirements applicable to Investment Companies.

A. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available, or whose values have been materially affected by events occurring before the Funds’ pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the Board of Directors to represent fair value. Short-term securities that mature in 60 days or less may be valued at amortized cost.

Fair Value Measurements: As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Principles (“GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. A summary of the levels of the Fund’s investments as of October 31, 2015 is included with the Fund’s Portfolio of Holdings.

At the end of each fiscal quarter, management evaluates the Level 2 and Level 3 assets and liabilities, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. The summary of inputs used to value the Fund’s net assets as of October 31, 2015 is as follows:

	Total Value at 10/31/15	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input

Investments in Securities*	$78,529,663	$78,529,663	$—	$—

*	See Portfolio Holdings detail for country breakout.

At the end of the year ended October 31, 2015, an investment with a total aggregate value of $2,502,659 was transferred from Level 2 to Level 1 because the security traded on the last day of the quarter.

Dividends and Distributions to Stockholders: The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some point in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

For tax purposes at October, 31, 2015 and October 31, 2014, the Fund distributed $— and $350,215, respectively, of ordinary income. The Fund also distributed, for tax purposes at October 31, 2015 and October 31, 2014, $5,708,498 and $1,525,081, respectively, of long-term capital gains.

Permanent differences between book and tax basis reporting for the year ended October 31, 2015 have been identified and appropriately reclassified to reflect a decrease in accumulated net investment income of $131,570 and an increase in accumulated net realized gain of $131,570. These adjustments were related to Section 988 gain (loss) reclasses, investments in passive foreign investment companies (“PFIC”) and net operating losses. Net assets were not affected by this reclassification.

U.S. Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. federal income taxes is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2015, 2014, 2013 and 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the spot rate of such currencies against U.S. Dollars by obtaining from Interactive Data Corp. each day the current 4:00 pm London time spot rate and future rate (the future rates are quoted in 30-day increments) on foreign currency contracts. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

Securities Transactions and Investment Income: Securities transactions are recorded based on their trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. Management Services:

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with Kleinwort Benson Investors International Ltd. (“KBII”). Under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $50 million, 0.60% of the value of the average daily net assets of the Fund over $50 million and up to and including $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million. In addition, KBII provides investor services to existing and potential shareholders.

The Fund has entered into an administration agreement (the “Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”). The Fund pays BNY Mellon an annual fee payable monthly. During the year ended October 31, 2015, the Fund incurred expenses of U.S. $128,000 in administration fees to BNY Mellon.

The Fund has entered into an agreement with U.S. Bank, N.A. to serve as the custodian for the Fund’s assets. During the year ended October 31, 2015, the Fund incurred expenses for U.S. Bank, N.A. of U.S. $31,925.

The Fund has entered into a transfer agency and registrar services agreement (the “Transfer Agency and Registrar Services Agreement”) with American Stock Transfer & Trust Company, LLC (“AST”) to serve as transfer agent for the Fund. During the year ended October 31, 2015, the Fund incurred expenses for AST of U.S. $20,008.

C. Purchases and Sales of Securities:

The cost of purchases and proceeds from sales of securities for the year ended October 31, 2015, excluding U.S. government and short-term investments, aggregated to U.S. $35,949,999 and U.S. $41,096,308, respectively.

D. Components of Distributable Earnings:

At October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Qualified Late Year Losses Deferred	Undistributed Ordinary Income	Undistributed Long-Term Gains	Net Unrealized Appreciation
$—	$—	$929,383	$5,601,830	$23,764,979

As of October 31, 2015, the Fund had no capital loss carryforwards.

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

Under the Regulated Investment Company Modernization Act of 2010, net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and appreciation, on assets and liabilities in foreign currencies on a tax basis as of October 31, 2015, were as follows:

Total Cost of Investments	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Foreign Currency	Net Unrealized Appreciation
$54,699,852	$27,891,673	$(4,061,862)	$23,829,811	$(64,832)	$23,764,979

E. Common Stock:

For the year ended October 31, 2015, the Fund issued no shares in connection with stock distribution. For the year ended October 31, 2014, the Fund issued 870 shares in connection with stock distribution.

F. Share Repurchase Program:

In accordance with Section 23(c) of the 1940 Act, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the year ended October 31, 2015, the Fund did not repurchase any of its shares.

For the year ended October 31, 2014, the Fund did not repurchase any of its shares.

G. Market Concentration:

Because the Fund concentrates its investments in securities of Irish Companies, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

H. Risk Factors:

Investing in the Fund may involve certain risks including, but not limited to, those described below.

The prices of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented, equity-type securities generally purchased by the Fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

I. Subsequent Event:

Management has evaluated the impact of all subsequent events, if any, on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event: On December 15, 2015, the Fund declared a special stock/partial cash distribution of $0.9710 per share, payable to shareholders of record December 29, 2015, payable January 29, 2016. The distribution is comprised wholly of long-term capital gains.

The New Ireland Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

The New Ireland Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The New Ireland Fund, Inc. (the “Fund”), including the portfolio holdings, as of October 31, 2015, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New Ireland Fund, Inc. as of October 31, 2015, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 18, 2015

Additional Information (unaudited)

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”) approved by the Fund’s Board of Directors (the “Directors”), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company LLC (the “Plan Agent”) is instructed otherwise by the shareholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Fund shares registered in street names may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These shareholders should consult their broker-dealer for details. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The New Ireland Fund, Inc.

The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. (“NYSE”), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the NYSE or elsewhere, with the cash in respect of such dividend or distribution, for the participants’ account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, monthly, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund’s common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market, at the prevailing market price, on the 15th of each month or the next business day shares are traded if the 15th is a Saturday, Sunday or holiday. Voluntary cash payments must be received by the Plan Agent at least two business days prior to such investment date. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing of voluntary cash payments to the participant’s account, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent ten days prior to the investment date. Interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

Additional Information (unaudited) (continued)

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and U.S. federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant and a transaction fee of $2.50 (which will be deducted from the participant’s voluntary cash payment investment). Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Participants may sell some or all their shares. This can be done either online at www.amstock.com, via telephone, toll free, at 1-800-243-4353 or by submitting the transaction request form at the bottom of the participant’s statement. Requests received either via the Internet or telephone by 4:00 pm, Eastern time, or via the mail by 12:00 pm, Eastern time, will generally be sold the next business day shares are traded. There is a transaction fee of $15 and $0.10 per share commission on sales of shares.

Neither the Fund nor the Plan Agent will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell shares or otherwise participate under the Plan. You must make independent investment decisions based on your own judgment and research. The shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of 1970.

Neither the Fund nor the Plan Agent will be liable for any act performed in good faith or for any good faith omission to act or failure to act, including, without limitation, any claim of liability (i) arising out of failure to terminate a participant’s account, sell stock held in the Plan, deposit certificates or direct registration shares, invest voluntary cash payments or dividends; or (ii) with respect to the prices at which stock is purchased or sold for the participant’s account and the time such purchases or sales are made. Without limiting the foregoing, the Plan Agent will not be liable for any claim made more than 30 days after any instruction to buy or sell stock was given to the Plan Agent.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

Additional Information (unaudited) (continued)

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least thirty days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least thirty days written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company LLC, P.O. Box 922, Wall Street Station, New York, New York, 10269-0560, telephone number (718) 921-8265.

Meeting of Shareholders

On June 9, 2015, the Fund held its Annual Meeting of Shareholders. The following Director was elected by the following votes: Peter Hooper 3,228,365 For and 1,003,273 Abstaining. Margaret Duffy, David Dempsey and Sean Hawkshaw continue to serve in their capacities as Directors of the Fund.

Fund’s Privacy Policy

The New Ireland Fund, Inc. appreciates the privacy concerns and expectations of its registered shareholders and safeguarding their nonpublic personal information (“Information”) is of great importance to the Fund.

The Fund collects Information pertaining to its registered shareholders, including matters such as name, address, tax I.D. number, Social Security number and instructions regarding the Fund’s Dividend Reinvestment Plan. The Information is collected from the following sources:

•	Directly from the registered shareholder through data provided on applications or other forms and through account inquiries by mail, telephone or e-mail.

•	From the registered shareholder’s broker as the shares are initially transferred into registered form.

Except as permitted by law, the Fund does not disclose any Information about its current or former registered shareholders to anyone. The disclosures made by the Fund are primarily to the Fund’s service providers as needed to maintain account records and perform other services for the Fund’s shareholders. The Fund maintains physical, electronic, and procedural safeguards to protect the shareholders’ Information in the Fund’s possession.

The Fund’s privacy policy applies only to its individual registered shareholders. If you own shares of the Fund through a third party broker, bank or other financial institution, that institution’s privacy policies will apply to you and the Fund’s privacy policy will not.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com; (2) on the Fund’s website located at http://www.newirelandfund.com; (3) on the SEC’s website at http://www.sec.gov; or (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Additional Information (unaudited) (continued)

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund is available, without charge and upon request, by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com. This information is also available from the EDGAR database or the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com, and at http://www.sec.gov.

Certifications

The Fund’s president has certified to the New York Stock Exchange (“NYSE”) that, as of July 15, 2015, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the SEC on Forms N-CSR and N-CSRS contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by rule 30a2(a) under the Investment Company Act.

Tax Information

For the fiscal year ended October 31, 2015, the Fund designated long-term capital gains of $10,027,594.

Board of Directors/Officers (unaudited)

Name Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director
INDEPENDENT DIRECTORS:

Margaret Duffy, 72 BNY Mellon Center One Boston Place 201 Washington Street, 34th Floor Boston, MA 02109	Director and Chair of the Board	Chair since 2015 Director Since 2006 Current term expires in 2017	Retired Partner, Arthur Andersen LLP and currently a Financial Consultant; Director, The Dyson-Kissner-Moran Corporation (2000 to 2010).	1

David Dempsey, 66 Bentley Associates L.P. 250 Park Avenue Suite 1101 New York, NY 10177	Director	Since 2007 Current term expires in 2016	Managing Director, Bentley Associates L.P., – Investment Bank (1992 to present); Director, Hong Kong Association of New York (2014 to Present)	1

Peter J. Hooper, 75 Westchester Financial Center, Suite 1000 50 Main Street White Plains, NY 10606	Director	Since 1990 Current term expires in 2018	President, Hooper Associates – Consultants (1994 to present); Director, The Ireland United States Council for Commerce and Industry (1984 to present).	1

Michael A. Pignataro, 56 BNY Mellon Center One Boston Place 201 Washington Street, 34th Floor Boston, MA 02109	Director	Since 2015 Current term expires in 2016	Director, Credit Suisse Asset Management (2001 to 2013); Chief Financial Officer, Credit Suisse US Registered Funds (1996 to 2012); Trustee, INDEXIQ Trust, INDEXIQ ETF Trust and INDEXIQ Active ETF Trust (April 2015 to present).	1

*	Each Director shall serve until the expiration of his or her current term and until his or her successor is elected and qualified.

Board of Directors/Officers (unaudited) (continued)

Name Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director
INTERESTED DIRECTOR:

Sean Hawkshaw, 51 Kleinwort Benson Investors International Ltd One Boston Place, 201 Washington Street, Boston, MA 02109	President and Director**	President Since 2011 Director from July 2011 to June 2012 and Since March 2013 Current term expires in 2017	Chief Executive Officer & Director, Kleinwort Benson Investors International Ltd (2002 to Present); Director, Kleinwort Benson Investors Dublin Limited (1994 to Present); Director, Kleinwort Benson Fund Managers Limited (2002 to 2013); Director, Kleinwort Benson Investors Institutional Funds PLC (2004 to 2013); Director Kleinwort Benson/Lothbury Qualifying Investor Fund, PLC (2006 to Present); Director, Irish Auditing and Accounting Supervisory Authority (2006 to Present); Director KBC Asset Management (U.K.) Ltd (2002 to 2010); Director Fusion Alternative Investments PLC (2008 to 2014); Director, Irish Association of Investment Managers (2003 to Present).	1

*	Each Director shall serve until the expiration of his or her current term and until his or her successor is elected and qualified.
**	Mr. Hawkshaw is deemed to be an “interested” director because of his affiliation with Kleinwort Benson Investors International Ltd, the investment adviser to the Fund.

Board of Directors/Officers (unaudited) (continued)

Name Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) and Other Directorships During Past Five Years
OFFICERS*

Sean Hawkshaw	President	Since 2011	See prior page.

Lelia Long, 53 BNY Mellon Center One Boston Place 201 Washington Street, 34th Floor Boston, MA 02109	Treasurer	Since 2002	Investment Management and Compliance Consultant (2009 to present).

Salvatore Faia, 52 BNY Mellon Center One Boston Place 201 Washington Street, 34th Floor Boston, MA 02109	Chief Compliance Officer	Since 2005	President, Vigilant Compliance LLC, (2004 to present); Director, EIP Growth and Income Fund (2005 to present).

Bryan Deering, 43 BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01580	Assistant Treasurer	Since 2013	Vice President and Director, BNY Mellon Investment Servicing (US) Inc. (2013 to present); Vice President and Senior Manager, BNY Mellon Investment Servicing (US) Inc. (2009 to 2013).

Vincenzo A. Scarduzio, 43 BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway, 2nd Floor Wilmington, DE 19809	Secretary	Since 2005	Vice President and Counsel, BNY Mellon Investment Servicing (US) Inc. (2013 to present); Vice President and Assistant Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 to 2012); Assistant Vice President, BNY Mellon Investment Servicing (US) Inc. (2006 to 2010).

*	Each officer of the Fund will hold office until a successor has been elected by the Board of Directors.

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The New Ireland Fund, Inc.

Directors and Officers

Margaret Duffy	– Director and Chair of the Board
David Dempsey	– Director
Sean Hawkshaw	– Director and President
Peter J. Hooper	– Director
Michael A. Pignataro	– Director
Lelia Long	– Treasurer
Bryan Deering	– Assistant Treasurer
Vincenzo Scarduzio	– Secretary
Salvatore Faia	– Chief Compliance Officer

Investment Adviser

Kleinwort Benson Investors

International Ltd.

One Boston Place

201 Washington St,

Boston, MA 02109

Administrator

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

U.S. Bank, N.A.

1555 N. Rivercenter Dr., MK-WI-5302

Milwaukee, WI 53212

Shareholder Servicing Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Correspondence

All correspondence should be addressed to:

The New Ireland Fund, Inc.

c/o BNY Mellon Center

One Boston Place

201 Washington Street

34th Floor

Boston, MA 02109

Telephone inquiries should be directed to:

1-800-GO-TO-IRL (1-800-468-6475)

Email inquires should be sent to:

investor.query@newirelandfund.com

Website address:

www.newirelandfund.com

IR-AR 10/15

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Michael Pignataro is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $38,000 (2014) and $38,500 (2015).

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 (2014) and $0 (2015).

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,500 (2014) and $4,500 (2015).

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 (2014) and $0 (2015).

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

THE NEW IRELAND FUND, INC.

Audit & Valuation Committee Policy

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit & Valuation Committee of The New Ireland Fund, Inc. (the “Fund”) is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit & Valuation Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit & Valuation Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Fund

On an annual basis, the scope of audits for the Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit & Valuation Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit & Valuation Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chairman pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chairman) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chairman) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

Annual Fund financial statement audits

SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

Accounting consultations

Agreed upon procedure reports

Attestation reports

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit & Valuation Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $7,500.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and

Sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Accounting methods studies

Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit & Valuation Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $7,500.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser, or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to KBII and KBII Affiliates

Certain non-audit services provided to Kleinwort Benson Investors International Limited (“KBII”) or any entity controlling, controlled by or under common control with KBII that provides ongoing services to the Fund (“KBII Affiliates”) will be subject to pre-approval by the Audit & Valuation Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Fund. Individual projects that are not presented to the Audit & Valuation Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $75,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit & Valuation Committee will not pre-approve all services provided to KBII Affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to KBII and KBII Affiliates.

December 10, 2003

Updated December 2011

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) n/a

(c) 100%

(d) n/a

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $4,500 (2014) and $4,500 (2015).

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated audit committee consisting of the following independent directors of the registrant: Michael Pignataro, Peter J. Hooper, and David Dempsey.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

2.19	PROXY VOTING

Rule Ref: Advisers Act Rule 206(4)-6

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The rule further requires the adviser to provide a concise summary of its proxy voting process, and offer to provide upon request copies of the complete proxy voting policy and procedures, to clients. Lastly, the rule requires the adviser to retain certain records about its proxy voting and to disclose to clients how they may obtain information on how the adviser voted with respect to their securities.

KBII Ltd shall generally be responsible for voting proxies on behalf of client accounts. However, some clients may opt to retain full proxy voting authority. In cases where KBII Ltd votes proxies for client accounts, the company will vote proxies in the best interest of its clients using reasonable care and diligence.

Proxy Voting Policy

Client Votes Proxies

Notwithstanding KBII Ltd’s discretionary authority to make investment decisions on behalf of its clients, KBII Ltd will not exercise proxy voting authority over certain of its clients’ accounts. The obligation to vote client proxies shall rest with KBII Ltd’s clients in these cases. Clients shall in no way be precluded from contacting KBII Ltd for advice or information about a particular proxy vote. However, KBII Ltd shall not be deemed to have proxy voting authority solely as a result of providing such advice to Clients.

Should KBII Ltd inadvertently receive proxy information for a security held in a client’s account over which it does not maintain proxy voting authority, KBII Ltd will immediately forward such information to the client, but will not take any further action with respect to the voting of such proxy.

KBII Ltd Votes Proxies

KBII Ltd has retained ISS Governance (“ISS”) to provide advice on proxies and assist it in coordinating and voting proxies with respect to client securities in those accounts for which KBII Ltd has been granted full authority to vote proxies. ISS is responsible for monitoring and tracking all proxies for KBII Ltd and has direct feeds from the KBII Ltd client custodians and either the Asset Manager will vote the Proxy using the ISS interface or ISS will propose to vote in accordance with ISS’s Proxy Voting Guidelines Summary (the “Guidelines”), with KBII Ltd retaining the right to override the ISS Guideline recommendation. In addition, a record of all proxy votes and information relevant to such votes shall be maintained by ISS.

The Client may also provide KBII Ltd with an instruction as regards how proxies are to be voted, and in this instance, KBII Ltd will have these requirements coded into the ISS system, and ISS will vote appropriately.

The Proxy Voting Committee has reviewed the Guidelines and considers them to be in the client’s best interests. The Proxy Voting Committee will review ISS’s guidelines no less than annually to determine their continued appropriateness. Client Servicing will monitor ISS to ensure that proxies are properly voted in a timely manner and that appropriate records are being retained.

The Asset Managers have the authority to vote on specific issues in a manner that differs from the Guidelines when it is in the best interest of clients to do so. In addition, there may be instances where the Asset Managers may wish to vote differently for proxies held by more than one product group. The CCO shall review all such votes to determine that there are no conflicts of interest with regards to such votes. KBII Ltd shall maintain documentation of the reason and basis for any such votes.

In addition, KBII Ltd may opt to abstain from voting if it deems that abstinence is in its clients’ best interests. For example, KBII Ltd may be unable to vote securities that have been lent by the custodian, or where voting would restrict the sale of securities.

ISS will retain the following information in connection with each proxy vote:

1.	The issuer’s name;
2.	The security’s ticker symbol or CUSIP, as applicable;
3.	The shareholder meeting date;
4.	The number of shares that KBII Ltd voted;
5.	A brief identification of the matter voted on;
6.	Whether the matter was proposed by the issuer or a security-holder;
7.	Whether KBII Ltd cast a vote;
8.	How KBII Ltd cast its vote (for the proposal, against the proposal, or abstain); and
9.	Whether KBII Ltd cast its vote with or against management.

If KBII Ltd votes the same proxy in two directions, this will be noted by the relevant party i.e. the relevant Asset Manager voting against the ISS guideline (e.g., KBII Ltd believes that voting with management is in clients’ best interests, but Client X gave specific instructions to vote against management).

The Compliance and Risk unit will on a periodic basis carry out a spot check to compare the KBII Ltd or client instruction against the way that a proxy has been voted by ISS.

Proxies received after a client terminates its advisory relationship with KBII Ltd will not be voted. The Client Servicing team will promptly return such proxies to the sender, along with a statement indicating that KBII Ltd’s advisory relationship with the client has terminated, and that future proxies should not be sent to KBII Ltd.

Procedures for Handling Conflicts of Interest

An attempt will be made to identify all potential conflicts of interest that exist between the interests of KBII Ltd and its clients. KBII Ltd realizes that due to the difficulty of predicting and identifying all material conflicts, it must also rely on employees to notify the Compliance & Risk Control Unit of any material conflicts that could influence the proxy voting process. To mitigate these conflicts, KBII Ltd shall rely on ISS to vote proxies on behalf of clients.

The following is a non-exhaustive list of potential internal conflicts of interests that could influence the proxy voting process:

●

KBII Ltd retains an institutional client, or is in the process of retaining an institutional client, that is affiliated with an issuer that is held in KBII Ltd’s client portfolios. For example, KBII Ltd may be retained to manage the pension fund of Company A. Company A is a public company and KBII Ltd client accounts hold shares of Company A. This type of relationship may influence KBII Ltd to vote with management of Company A on proxies to gain favour with management. Such favour may influence Company A’s decision to continue its advisory relationship with KBII Ltd.

●

KBII Ltd retains a client, or is in the process of retaining a client, that is an officer or director of an issuer that is held in KBII Ltd’s client portfolios. Similar conflicts of interest exist in this relationship as discussed immediately above.

●

KBII Ltd’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an employee may be a high-level executive of an issuer that is held in KBII Ltd’s client portfolios. The spouse may attempt to influence KBII Ltd to vote in favour of management.

●

KBII Ltd or an employee personally owns a significant number of securities of an issuer, and client portfolios also hold securities of that same issuer. For any number of reasons, the employee may seek to vote proxies in a different direction for his or her personal holdings than would otherwise be warranted by the proxy voting policy. The employee may oppose voting the proxies according to the policy and successfully influence KBII Ltd to vote proxies in contradiction to the policy.

●

Company A, whose securities are held in client portfolios, is a client of one of KBII Ltd’s affiliates. KBII Ltd may be influenced to vote proxies in a way that would benefit Company A, rather than KBII Ltd’s clients.

Role of the Proxy Voting Committee

The Committee shall be called together by the Chief Investment Officer firstly to approve the ISS guidelines and thereafter where there is a need for a decision. The Chief Investment Officer will be responsible for monitoring corporate actions and ensuring the timely submission of proxies. KBII Ltd has established the method by which members of the Committee are chosen. The Committee will consist of the following members who are knowledgeable about the investment objectives, strategies and portfolio holdings of the Funds which the Adviser advises:

¡	Chief Investment Officer
¡	Chief Compliance Officer
¡	Asset Managers who have matters of relevance to be discussed.

The Committee shall be chaired by the Chef Investment Officer or, in their absence, the Chief Compliance Officer. The Committee shall consist of not less than three people.

The Committee shall be responsible for administering these policies and procedures and reporting at least annually to the Board of Directors of KBII Ltd concerning any deviation from the Policies.

Voting by the Proxy Voting Committee

The Committee will review any proxy vote requiring decision and taking into account the client mandate shall decide on how to vote, using the following criteria as applicable in descending order of priority:

(i)	Long-term economic impact on the subject company.
(ii)	Short-term economic impact on the subject company.
(iii)	Long-term impact on broader economic considerations, such as the subject company’s industry or the general national economy.
(iv)	Short-term impact on broader economic considerations, such as the subject company’s industry or the general national economy.
(v)	Long-term and short-term impact on international economic conditions.

(vi)	Unique economic factors which might dictate a re-weighting of the priority of criteria (i)-(v) above.
(vii)	National political/social considerations, such as environmental, human rights, health, animal rights and similar issues.
(viii)	International political/social considerations, such as environmental, human rights, health, animal rights and similar issues.

Proxy Voting Committee Voting Principles

The Committee will vote proxies consistent with the following principles:

●

Proxies will be voted in a manner which serves the long term best interests of the portfolio which, in most instances, will also be consistent with the Adviser’s objective in purchasing the underlying securities for the portfolio.

●

If more than one portfolio owns the same security to be voted, the Committee shall have regard for same, and recognising that differences in portfolio investment objectives and strategies may produce different results.

Because management of the respective companies whose securities are owned by the portfolio will normally have a significant role in influencing the value of securities owned by the portfolio, the Committee will ordinarily give substantial weight to management’s proposals and recommendations. This is particularly true with respect to routine matters.

At any time the Committee may seek the advice of ISS or counsel or retain outside consultants to assist in its deliberations.

Definitions by the Proxy Voting Committee

For the purpose of clarification the committee defined the following terms:

“Proxy Voting” means votes taken at a meeting of the company (e.g. statutory meetings including AGMs, EGMs, meetings for the passing of a special ‘resolution’ etc) by a ‘person’ (includes ‘company’) who has been appointed by a member of the company as his proxy to attend and vote instead of him.

“Routine” is defined as matters which the Committee in its best judgement determines to have no discernible positive or negative impact on the client funds including for example

•	Uncontested Elections,
•	Approval of Auditors (unless specified),
•	Stock splits,
•	Reverse stock splits,
•	Dividends,
•	Share buybacks.

“Non – Routine” or contested matters may include the following:

•	Contested elections,
•	Takeover proposals,
•	Management defence strategies,
•	Management compensation issues,
•	Shareholders rights,
•	Political/social issues.

Non Routine issues will be reviewed regularly by the Proxy Voting Committee. The Committee may, from time to time, include other contexts to the above lists.

Potential ISS Conflicts

The staff of the SEC have provided guidance with respect to an adviser’s reliance upon the recommendations of independent third parties to vote client proxies. A third party is independent if it is free from influence or any incentive to recommend that proxies be voted in anyone’s interest other than the adviser’s clients. An adviser should not, however, conclude that it is appropriate to follow the voting recommendations of a proxy voting firm (such as ISS) without first ascertaining, among other things, whether the proxy voting firm: (a) has the capacity and competency to adequately analyze proxy issues, and (b) can make such recommendations in an impartial manner and in the best interests of the adviser’s clients.

The SEC staff have also provided guidance with respect to conflicts of interest that may arise from a proxy voting firm’s relationships with issuers. When a proxy voting firm has a relationship with an issuer of voting securities (e.g., to provide advice on corporate governance issues), the adviser’s proxy voting procedures should require the proxy voting firm to disclose to the adviser any relevant facts concerning the firm’s relationship with the issuer, such as the amount of the compensation that the firm has received or expects to receive. This information will enable the investment adviser to determine whether the proxy voting firm can make recommendations in an impartial manner and in the best interests of the adviser’s clients, or whether the adviser needs to seek other alternatives with respect to voting its proxies.

If KBII Ltd determines that ISS has a material conflict as it relates to any client proxies, the Proxy Voting Committee shall determine the appropriate way to vote and provide voting instructions to ISS. If KBII Ltd is also conflicted with respect to such proxies, then KBII Ltd shall utilize the proxy voting services of another independent third party.

Recordkeeping Procedures

A copy of each proxy statement and a record of how each vote was cast shall be maintained and preserved by ISS for at least five years from the end of the fiscal year during which the last entry was made on the record. The <Title> shall maintain the following files relating to KBII Ltd’s proxy voting procedures:

1.	This Proxy Voting policy and procedures;

2.	A list of all clients for which KBII Ltd votes proxies. The list will be maintained electronically and updated by the Compliance & Risk Control Unit on an as-needed basis.

3.	Documents prepared, created or reviewed by KBII Ltd that were material to making a decision on how to vote client proxies, when not voted by ISS, or that memorialized the basis for the decision; and

4.	Client requests to review proxy votes:

●

Any request, whether written (including email) or oral, received by any employee shall be promptly reported to the Client Servicing Manager (CSM) responsible for US Clients. All written requests shall be retained.

●	The CSM shall record the identity of the client, the date of the request and the action taken as a result of the request.

●

KBII Ltd shall furnish the information requested, free of charge to the client within a reasonable time period (generally, ten business days). The CSM shall maintain a copy of the written record provided in response to the client’s written (including email) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable, and maintained.

Proxy Solicitation Procedures

Clients are permitted to request the proxy voting record for the five-year period immediately preceding their request. Clients that retain proxy voting authority over their account may occasionally request that KBII Ltd provide them with information as to how KBII Ltd will vote a particular proxy. In these cases, KBII Ltd shall provide advice that is consistent with the Guidelines. In cases where KBII Ltd’s voting differs from the Guidelines, clients requesting voting advice shall be informed of the deviation.

The Compliance & Risk Control Unit shall be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.

Disclosure

KBII Ltd shall ensure that Part 2 of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting policy, and (ii) information about how clients may obtain information on how the company voted their securities.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Noel O’Halloran, Portfolio Manager

Mr. O’Halloran has worked with KBI Dublin Limited since July 1992, and was appointed Chief Investment Officer in 2002. Kleinwort Benson Investors International Ltd (or “Adviser”) is majority owned by KBI Dublin Limited. Mr. O’Halloran holds a degree in Civil Engineering from University College Cork. He also holds a Certified Diploma in Accounting and Finance and is an Associate of the Institute of Investment Management and Research.

Noel O’Halloran is responsible for the day-to-day management of the Registrant’s portfolio, including stock research, stock selection and portfolio management. Mr. O’Halloran has been Portfolio Manager of the Registrant since July 21, 2011.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager

As of October 31, 2015 Mr. O’Halloran managed the following other accounts:

Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Registered Investment Companies:	1	$4.4m	0	0
Other Pooled Investment Vehicles:	13	$783.4m	0	0
Other Accounts:	14	$787.8m	0	0

Mr. O’Halloran managed the Other accounts and Other Pooled Investment Vehicles as part of a team of portfolio managers.

Potential Conflicts of Interests

In recognition of the fact that conflicts of interest are inherent in the investment management business, the Advisor has adopted policies and procedures reasonably designed to identify and manage the effects of actual or potential conflicts of interest in the areas of employee personal trading, managing multiple accounts for multiple clients and allocation of investment opportunities.

The Advisor has adopted a code of ethics (the “code”) that is designed to reduce the risk of actual or potential conflicts of interest with dealings on behalf of clients. The code reflects the Advisor’s fiduciary obligations and those of its employees, and requires that all employees comply with all applicable federal securities laws. The Advisor’s rules regarding personal transactions apply to all employees. In summary, the code requires pre-approval of all personal dealings in equity securities or securities that derive their value from equity securities. As a general matter, permission to execute a proposed personal trade in a security will generally be refused if the Advisor has executed, or intends to execute, material client trades in the same security, in the 24 hours (7 days in the case of Investment Personnel) before or following the proposed employee transaction. The code requires employees to pre-clear any transaction in a mutual fund for which the Advisor acts as adviser or sub-adviser. The code also covers issues such as prohibited transactions, blackout periods for transactions and short term trading.

The Advisor has a fiduciary duty to act in good faith for the benefit of its clients; to disclose fully and fairly all material facts; and to allocate trades in a fair and equitable manner. The Advisor has implemented allocation procedures that specify the factors taken into account in making allocation decisions for its clients. These procedures were designed to ensure that all accounts with substantially similar investment objectives are treated equitably and that clients are treated fairly as to the securities purchased or sold for their accounts, in the priority of execution of orders and the allocation of trades.

The allocation of securities across Client accounts will generally be made on a pro rata basis, based on various factors, including: account size, diversification, cash availability, and, where appropriate, the value of having a round lot in the portfolio. In the event an order is partially filled, the allocation shall be made in the best interests of all the Clients participating in the order, taking into account all relevant factors, including, but not limited to, the size of each Client’s allocation, each Client’s liquidity needs, and previous allocations. As a general practice, the Advisor shall seek to ensure that each account gets a pro rata allocation based on its initial allocation. Whenever a pro rata allocation may not be reasonable (e.g., Clients receiving odd lots), the Advisor may reallocate the order using an alternative method that it determines in good faith to be a fair allocation. Lastly the performance of similarly managed accounts is monitored to ensure consistency of performance and to detect any unexplained significant differences.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

The Fund pays the Advisor a fee based on the assets under management of the Fund as set forth in the Advisory Agreement. The Advisor pays its investment professionals out of its total revenues and other resources, including the advisory fee earned with respect to the Fund. The compensation package is highly competitive and includes a competitive fixed base salary and a performance-linked bonus. Compensation is not based on the value of assets held in the Fund’s portfolio.

The bonuses paid to the Portfolio Manager are linked both to the quality of the individual’s stock research and also to the contribution he makes to the performance of the product group and/or portfolio to which he is associated. The primary performance assessment of the Portfolio Manager is based on how the client portfolios perform relative to benchmarks, market indices and similar funds run by competitor managers.

Bonuses are based on the profitability of the Advisor and on individual achievement.

(a)(4)	Disclosure of Securities Ownership

As of October 31, 2015 beneficial ownership of shares of the Registrant held by the Portfolio Manager is as follows:

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Noel O’Halloran	$0

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

May 1 2015 to May 31 2015	0	0	0	503,519

June 1 2015 to June 30 2015	0	0	0	503,519

July 1 2015 to July 31 2015	0	0	0	503,519

August 1 2015 to August 31 2015	0	0	0	503,519

September 1 2015 to September 30 2015	0	0	0	503,519

October 1 2015 to October 31 2015	0	0	0	503,519

Total	0	0	0

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced February 2000
b.	The dollar amount (or share or unit amount) approved 10% of shares outstanding @ fiscal year end
c.	The expiration date (if any) of each plan or program None
d.	Each plan or program that has expired during the period covered by the table None
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. None

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.
(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The New Ireland Fund, Inc.

By (Signature and Title)*	/s/ Sean Hawkshaw
Sean Hawkshaw, President
(principal executive officer)

Date	12/18/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Sean Hawkshaw
Sean Hawkshaw, President
(principal executive officer)

Date	12/18/15

By (Signature and Title)*	/s/ Lelia Long
Lelia Long, Treasurer
(principal financial officer)

Date	12/18/15

*	Print the name and title of each signing officer under his or her signature.